Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([***]), HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K, BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN SCHEDULES (OR SIMILAR ATTACHMENTS) HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K.

ConAmendment No.: 1

AMENDMENT TO CONTRACT RESEARCH AGREEMENT

委托开发协议增补协议

This First Amendment (the “First Amendment”) to the Contract Research Agreement by and between Amphastar Pharmaceuticals, Inc., a company established and existing in accordance with the laws of the State of Delaware, the United States of America, on behalf of itself and its Affiliates  (together with its Affiliates, the “Customer”) and Nanjing Hanxin Pharmaceutical Technology Co., Ltd., a limited liability company duly incorporated and validly existing under the laws of PRC, with the Unified Social Credit Code: [***] (“HX”) dated September 15, 2025 (the “Agreement”), is hereby made as of March 3, 2026, by and between the Customer and HX. Any capitalized terms not defined herein shall maintain the same meaning as prescribed to it in the Agreement.

本第一次增补协议（“第一次增补协议”）系对由Amphastar Pharmaceuticals, Inc.，一家根据美国特拉华州法律成立并存续的公司（与其关联方合称为“委托方”）和南京汉欣医药科技有限公司，一家根据中国法律正式成立并有效存续的有限责任公司，统一社会信用代码为：[***]（“HX”）于2025年9月15日签订的委托开发协议（“原协议”）的增补修订，特此于2026年3月3日由委托方和HX签署。本第一次增补协议中未定义的大写术语均保持原协议中规定的相同含义。

WHEREAS, the Customer and HX have previously entered into the Agreement, pursuant to which the Parties mutually agree that the Customer engages HX to research and develop certain active pharmaceutical ingredients;

鉴于，委托方和HX之前已签订原协议，根据原协议的约定，双方一致同意委托方委托HX研发某些活性药物成分；

WHEREAS, the Parties intend to change the product and relevant terms and conditions under the Agreement;

鉴于，双方拟对原协议项下产品及相关条款进行变更；

WHEREAS, the Customer and HX have determined it to be mutually beneficial to amend the Agreement subject to the terms set forth herein;

鉴于，委托方和HX已确定根据本第一次增补协议的条款修订原协议符合双方共同利益；

NOW THEREFORE, in consideration of the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend and supplement the Agreement as follows:

因此，鉴于双方已确认收到并认可的本第一次增补协议中所述的相互承诺，双方特此同意对原协议进行如下增补：

1.	Recitals. The recitals contemplated above are incorporated by reference as if fully stated herein.
2.	Amendment to Section 1.3(k) (“Product”). The Parties mutually agree to amend the definition of “Product” under Section 1.3(k) on page 6 of the Agreement by deleting it in its entirety and replacing it with the following language:

对第1.3(k)条（“产品”）的修订。双方一致同意修订原协议第6页第1.3(k)条中“产品”的定义，将其整体删除并替换为以下表述：

“‘Product’ means [***]

3.	Amendment to Section 5 (Payment). The Parties mutually agree to amend Section 5 of the Agreement by deleting it in its entirety and replacing it with the following language:

对第5条（付款）的修订。双方一致同意修订原协议第5条，将其整体删除并替换为以下表述：

“5.1 As of the Effective Date of the Agreement, HX acknowledges, agrees and confirms that the Customer has paid HX CNY 2,000,767.

“5.1 委托方已于原协议生效日向HX支付人民币2,000,767元。

5.2 The Parties acknowledge that HX has undertaken works on the original “Product” specified in the Agreement (prior to the amendment in the First Amendment, the “Original Product”) in accordance with the terms of the Agreement. The Customer agrees to pay HX: (i) CNY [***] for the works HX has completed on the Original Product; and (ii) CNY [***] for the 20-gram sample of the Original Product that HX has produced as requested by the Customer (item (i) and (ii) collectively, the “Original Product Payment”). The Parties agree that the Original Product Payment shall be deducted from the payment made by the Customer under Section 5.1 above. Other than the Original Product Payment, the Customer shall have no obligation to pay for any work performed by HX in relation to the Original Product.

5.2 双方认可，HX根据原协议的约定已就原协议定义的产品（尚未根据第一次增补协议修订前的产品，“原产品”）开展工作。委托方同意向HX支付：(i) 就HX针对原产品已开展的工作，支付人民币[***]元；(ii) 就

HX根据委托方的要求已生产的20克原产品的样品，支付人民币[***]元（第(i)项及第(ii)项合称“原产品费用”）。双方同意，原产品费用应从上述第5.1条项下委托方已支付的款项中扣除。除原产品费用外，委托方无义务就HX基于原产品开展的任何工作支付费用。

5.3 The Customer shall make the following payments to HX with respect to HX’s performance of the Scope of Works for the Product (after the amendment in the First Amendment):

5.3 就HX对产品（根据第一次增补协议修订后的产品）相关工作范围的履行而言，委托方应向HX支付下列款项：

(a)	HX shall submit to the Customer an invoice and provide the Customer with all evidential documents related to the payment at the end of each calendar quarter, and the Customer shall make payment within thirty (30) days after receipt of such invoice and inspection of all relevant evidential documents; provided however that, if the Customer disagrees with any part of the invoice, the Customer will notify HX in writing, noting its objection to the disputed item(s) with specificity within ten (10) Business Days upon receipt of the invoice and evidential documents, and pay the undisputed portion in accordance with the aforementioned period, and the Parties shall discuss and agree in good faith the remaining unpaid amount as soon as possible. The non-payment of any items disputed in good faith hereunder shall not constitute a breach of this Agreement, and HX shall not suspend the performance of services due to such non-payment.
(a)	HX应在每个公历季度末向委托方提交发票，并向委托方提供与付款相关的所有证明文件，委托方应在收悉该等发票并验证所有相关证明文件之日起三十（30）日内付款；如委托方对发票的任何部分有异议，委托方将在收到发票和证明文件后的十（10）个工作日内书面通知HX，指明其对争议事项的具体异议，并根据前述期限支付无争议部分的款项，双方应尽快善意讨论剩余未付金额并就此达成一致。根据本条对于任何善意争议款项的不予支付不应构成委托方对本协议的违反，且HX不得因该等未支付行为而中止提供服务。
(b)	Total payment made from the Customer to HX shall not exceed CNY [***] (Payment from the Customer to HX will be adjusted from CNY to USD, based on actual currency exchange rate as reported by the Bloomberg Currency Spot Exchange Rate the date of which the invoice is issued by HX).
(b)	委托方向HX支付的总金额不得超过人民币[***]元（委托方向HX支付的款项将从人民币调整为美元，以HX发票开具之日公布的彭博货币即期汇率的实际货币兑换率计算）。
(c)	Any additional work or changes to the Scope of Work that the Customer is requesting from HX will be charged by HX to the Customer in the amount equal to the sum of (i) HX’s direct costs for such additional work, plus (ii) [***]% of the amount of such direct costs plus any applicable taxes. Any additional cost must be provided to the Customer for approval prior to the work being performed.”
(c)	委托方要求HX进行的任何额外工作或对工作范围的变更将由HX向委托方收取金额相当于如下各项之和的款项：(i) HX开展该等额外工作的直接支出，加上(ii) 该等直接支出的[***]%再加上任何适用的税款。任何额外费用必须在开展工作前提供予委托方供批准。”
4.	Governing Law and Dispute Resolution. Section 14 (Governing Law and Dispute Resolution) of the Agreement shall, mutatis mutandis, apply to this First Amendment.

管辖法律及争议解决。原协议第14条（管辖法律及争议解决）应经必要调整后适用于本第一次增补协议。

5.	Effectiveness. This First Amendment will take effect as of the date executed by both Parties.

效力。本第一次增补协议自双方签署之日起产生效力。

6.	Entire Agreement. This First Amendment, together with the Agreement, constitutes the entire agreement of the Parties hereto with respect to the subject matter of the Agreement and supersedes all prior agreements, understanding, promises and representations, whether written or oral, with respect to the subject matter thereof.

完整协议。本第一次增补协议连同原协议构成双方之间关于原协议主题事项达成的完整协议，并取代双方此前就该主题事项达成的所有书面或口头的协议、理解、承诺及陈述。

7.	No Further Modification. Except as expressly and specifically amended hereby, all other provisions, terms and conditions of the Agreement shall remain unchanged, and in full force and effect.

无其他修订。除本第一次增补协议明确且具体修订的内容外，原协议中所有其他条款和条件均保持不变，并继续完全有效。

8.	Counterparts. This First Amendment may be executed by facsimile (including a PDF image delivered via e-mail) or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, and which together will constitute one original.

副本。本第一次增补协议可通过传真（包括通过电子邮件发送的PDF图像）或电子传输签名的方式签署，此类签名应被视为与原始签名一样对各方具有约束力。本第一次增补协议可签署成若干副本，每份副本均应视为正本，且所有副本共同构成一份正本。

[Signature Page Follows]

[以下为签署页]

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives.

有鉴于此，本第一次增补协议由双方授权代表正式签署。

Amphastar Pharmaceuticals, Inc.		Nanjing Haxin Pharmaceutical Technology Co., Ltd. 南京汉欣医药科技有限公司

By/签署:	/s/Jacob Liawatidewi	By/签署:	/s/Bao Haitao

Name/姓名:	Jacob Liawatidewi	Name/姓名:	鲍海涛Bao Haitao

Title/职位:	EVP Corporate Administration	Title/职位:	General Manager

Date/日期:	March 3, 2026	Date/日期:	March 3, 2026